EXHIBIT 10(C)
                      EXECUTIVE LONG TERM DISABILITY PLAN

                            EMPLOYEE GROUP BENEFITS
                                UNDERWRITTEN BY
                     SUN LIFE ASSURANCE COMPANY OF CANADA


Group Policy Number:             64492
Policy Effective Date:           August 1, 2000
Policy Amendment Date:           March 1, 2001


This Group Policy applies to all full-time employees of The Bombay Company, Inc., (the "Company"). The attached Notice provides a higher level of benefits under the plan to full-time Executive Employees. A copy of the group benefit plan may be obtained for the Company by contacting the Human Resources Department at (817) 347-8200.




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                     SUN LIFE ASSURANCE COMPANY OF CANADA

                                    NOTICE

                    To All Full-Time Executive Employees of

                           THE BOMBAY COMPANY, INC.

                           Group Policy Number 64492

Effective March 1, 2001, certain provisions of the Group Policy have been amended. The updated language is shown below.

AMOUNT OF INSURANCE

The lesser of:

             60% of your Total Monthly Earnings; or

             70% (All Source Benefit Percentage) of your Total Monthly Earnings, less Other Income Benefits.

             -      the MAXIMUM MONTHLY BENEFIT is $15,000.

Note: Your amount of insurance is also subject to reductions for your employment earnings.

If you have any questions, contact your Plan Administrator or contact the Sun Life Center at 1-800-247-6875.













                        PLEASE FILE THIS NOTICE IN YOUR
                      GROUP INSURANCE BOOKLET-CERTIFICATE